CONFIDENTIAL TREATMENT REQUESTED
Redacted Portions are indicated by [****]

SUPPLY AGREEMENT

This Supply Agreement (the “Agreement”) is effective June 23 2011,

BETWEEN:	Biomarker LLC, (the "Supplier"), a company organized and existing under the laws of the State of Delaware with its head office located at:

14785 Omicron Drive, Ste 104 San Antonio, Texas 78245

AND:	Atossa Genetics, Inc. (the "Purchaser"), a company organized and existing under the laws of the State of Delaware, with its head office located at:

4105 E Madison St, Suite 320, Seattle, WA 98112
Telephone: 206.325.6086 Fax: 206.325.6087

WITNESSETH:

WHEREAS Biomarker LLC currently supplies and distributes AdnaTest kits and supplies, as defined in Appendix 1 (the “Product”);

WHEREAS Biomarker LLC, for the price and subject to the terms and conditions contained herein, is prepared to sell and deliver to the Purchaser, on an ongoing basis and as its exclusive supplier, and the Purchaser is prepared to buy on this basis from Biomarker LLC, all of the Purchaser’s Product requirements;

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND AGREEMENTS HERETO CONTAINED AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, DULY RECEIVED, THE PARTIES HERETO AGREE AS FOLLOWS:

1.	DEFINITIONS AND INTERPRETATION

1.1	Whenever used in this Agreement, the schedules thereto, or any ancillary document thereto, the following terms, unless the subject matter or context otherwise requires, shall have the following meanings:

1.1.1	“Agreement” means or refers to this Agreement as amended from time to time and any indenture, agreement or instrument supplemental or ancillary hereto or in implementation hereof;

1.1.2	“Business Day” means any day excluding Saturday, Sunday and any other day which in Washington state is a legal holiday or a day on which financial institutions are authorized by law or by local proclamation to close;

1.1.3	“Product” means or refers to AdnaTest kits and supplies, as defined in Appendix 1, sold pursuant to this Agreement.

1.2	Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

1.3	The division of this Agreement into articles and insertion of headings is for convenience and reference only and shall not affect the construction or interpretation of this Agreement.

1.4	All dollar amounts referred to in this Agreement are in lawful money of USA.

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1.5	The preamble hereto forms an integral part of this Agreement.

2.	SALE AND PURCHASE OF PRODUCTS

Biomarker LLC hereby agrees and undertakes to sell to the Purchaser, and the Purchaser agrees and undertakes to purchase from Biomarker LLC, for the price and subject to the terms and conditions contained herein, the total requirements of Product needed by the Purchaser for its day-to-day laboratory testing services during the term of this Agreement. At the date of signing of the present Agreement, the Purchaser estimates its requirements for the current year at [****] of Product.

3.	ORDERS AND DELIVERY OF PRODUCTS

3.1	Each order for Products purchased pursuant to this Agreement shall be in writing and shall be sent to the address of the party selling the Products by email, mail or by fax or in such other manner expressly agreed upon between the interested parties.

3.2	Unless otherwise expressly agreed upon between the parties or as provided in Section 4, the Purchaser shall be responsible and shall pay for the delivery, from the Supplier at its address hereinabove mentioned, of such Products sold hereunder. Handling, preparation and shipping will be separate line items on each order and shall be payable by the Purchaser.

3.3	Unless otherwise expressly agreed upon between the parties, delivery of the Products purchased hereunder shall be completed within fourteen (14) Business Days of the receipt, by the party selling the Products, of the written order for such Products pursuant to the Products being available within the Sellers stock inventory.

3.4	The title to the Products sold hereunder shall pass from the selling party to the purchasing party upon complete payment of the purchase price of the Products mentioned in Section 4 hereinafter. The risks of lost or damage to such Products sold hereunder shall pass from the selling party to the purchasing party at the date of the delivery of the Products.

4.	PRICE OF PRODUCTS

4.1	For the initial term of this Agreement stipulated in sub-section 6.1 hereinafter, the price of the Product sold by Biomarker LLC to the Purchaser hereunder shall be as specified in Appendix 2.

4.2	The prices of the Products sold pursuant to this Agreement during any subsequent term provided for in sub-section 6.1 hereinafter shall be mutually agreed upon by the parties hereunder.

4.3	The prices of the Products determined pursuant to this section 4 shall be delivered prices and shall be increased by the amount of any taxes, preparation, handling and shipping, or other governmental charges payable with respect to the sale of the Products (other than income tax, business or real property taxes) now in effect or becoming effective after the date thereof.

5.	TERMS OF PAYMENT

5.1	Purchaser shall pay to the Supplier at its address hereinabove mentioned, within 15 calendar days from the date of receipt of the Products purchased, the price for such Products as determined pursuant to section 4 hereinabove.

5.2	The Purchaser agrees to pay a monthly interest charge on overdue amounts for Products purchased hereunder calculated on the basis of an annual rate of interest equal to the prime rate in effect on the due date of payment, plus 2% (Two Percent). Supplier may suspend shipments if prior payments are over 60 days in arrears.

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6.	TERM OF AGREEMENT

6.1	Subject to the provisions of sub-sections 6.2 to 6.4 hereinafter, this Agreement shall be in force for an initial term of one year commencing on the date of signature. This Agreement may be renewed for additional one year terms by written consent of the parties, subject to product availability, changes in pricing, and agreement on other terms contained herein

6.2	Notwithstanding the provisions of sub-section 6.1 and in addition to Section 6.2, either party shall be entitled to terminate this Agreement prior to its expiry date upon the occurrence of any default or omission of the other party to fulfill any of its obligations under this Agreement or any terms and conditions of this Agreement, on the 60th calendar day following the sending of a written notice to such defaulting party indicating any such default or omission, unless such defaulting party has remedied said default or omission, within the said 60 days. The termination of this Agreement as aforesaid shall cause a termination of same for all parties to this Agreement even if one party is not in default under this Agreement.

6.3	Notwithstanding the provisions of sub-section 6.1 and in addition to sub-sections 6.2 and 6.3, either party shall be entitled to terminate this Agreement at any time, upon simple notice to that effect, in the event:

6.4.1	that the other party commits an act of bankruptcy, within the meaning given to that expression in the Bankruptcy Act, is declared bankrupt, becomes insolvent or makes an assignment of all its property for the general benefit of its creditors; or

6.4.2	that the other party proceeds with its dissolution or liquidation or is the object of any procedure for its dissolution and/or liquidation; or

6.4	Each party shall, within 45 calendar days following the expiration or termination of this Agreement, as the case may be, pay to the other party any unpaid portion, including any accrued interest, of the purchase price of all Products purchased by it and delivered by the other party on or before the date of expiration or termination.

6.5	All obligations or liabilities of the parties accrued on the date of expiration or termination of this Agreement shall survive such expiration or termination.

7.	QUALITY

7.1	Each party warrants that the Products sold by such party hereunder shall be of merchantable quality and in accordance with any specifications which may be provided by the other party in the written order for the Products as provided under sub-section 3.1 hereinabove. In USA, AdnaTest kits and supplies are not approved by the FDA and must not be used for diagnostic purposes; these kits are for research use only. Biomarker LLC disclaims all liabilities for any diagnostic application.

7.2	A party’s failure to give the other party notice of any claims in respect to the quality of the Products delivered shall constitute unqualified acceptance thereof and a waiver by such party of all claims in respect thereof. Notice of such a claim shall be made in writing within 15 calendar days of the receipt of the Products.

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7.3	A party having received a written notice pursuant to subsection 7.2 hereinabove shall have 15 calendar days to examine the Products in respect of which the notice was received. In the event that the selling party finds that the Products are not, as provided in sub-section 7.1 hereinabove, of the quality warranted or do not meet the specifications requested by the purchasing party, the selling party shall either, at its option, replace without charge the Products in respect of which the notice was given or refund, within 15 Business Days of such inspection, the price paid by the purchasing party for such Products. If the selling party decides to replace the defective Products, such new Products shall be delivered, at the selling party’s expenses, within 15 Business Days of the inspection. The purchasing party shall, if so requested by and at the expenses of the selling party, return the defective Products to the selling party, upon receipt of the new Products or the refund of the purchase price of the Products.

7.4	A party having sent a notice pursuant to subsection 7.1 hereinabove, shall be entitled to purchase, from any person, all Products required by it in order to exploit its business from the date such a notice was sent until the date the Products are replaced or refunded as provided in subsection 7.2 hereinabove. In such a case, the purchasing party shall, at the same time an order is made to another person pursuant to this subsection, send to the other party, a copy of such order indicating the quantity and the price of the Products so purchased.

7.5	A party shall have the right to terminate this Agreement, by written notice to that effect given to the other party within 30 days of the receipt of the new Products, if, as provided in sub-section 7.1 hereinabove, the quality of the new Products is not as warranted or if the Products do not meet the specifications provided by the purchasing party.

7.6	Liability of any party hereunder is limited to the replacement of Products or to the refund of the purchase price of the Products as provided for in sub-section 7.3 hereinabove and a party shall in no case be liable otherwise or for indirect or consequential damages. The parties agree that, except as provided in sub-section 7.1 hereinabove, no warranty is given by the parties with respect to the Products.

8.	FORCE MAJEURE

8.1	Either party hereto shall be relieved from liability hereunder for failure to perform any of the obligations herein imposed for the time and to the extent of such failure to perform its obligations hereunder if occasioned by circumstances beyond the party’s control including voluntary or involuntary compliance with any law, order, regulation or directive or any governmental authority, Federal, State/Provincial or Municipal, the breakdown or other failure of facilities used for manufacture, transportation, consumption or use of the Products, or the inability to obtain labor, power, fuel, transportation, supplies of raw materials or, or by acts of God, or by acts of public enemy, or cancellation by governmental authorities of license to operate its plant, or by strikes, lockouts, or other industrial disturbances, riots, floods, hurricanes, fire, explosion, or any other cause or causes of any kind of character reasonably beyond the control of the party failing to perform, whether similar to or dissimilar from the enumerated causes (any cause being herein referred to as “Force Majeure”).

8.2	In the event of either party hereto being rendered unable by Force Majeure to carry out its obligations under this Agreement, such party shall give notice and particulars of the event to the reasonable satisfaction of the other party including the expected duration of such Force Majeure and the expected extent of impairment of deliveries or receipt hereunder in writing or by telefax to the other party as soon as possible after the occurrence of the cause relied on, and, upon the giving of such notice, the obligations of the party giving such notice, so far as they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall be so far as possible remedied with all reasonable dispatch.

8.3	In case of an event of Force Majeure affecting one party, the other party shall be entitled to purchase, from any person, all Products required by it in order to exploit its business for the duration of the event of Force Majeure. In such a case, the purchasing party shall, at the same time an order is made to an other person pursuant to this subsection, send to the party affected by the event of Force Majeure, a copy of such order indicating the quantity and the price of the Products so purchased.

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8.4	In the event that the performance of either party has been delayed, hindered or prevented for more than 60 consecutive calendar days, by reason of an event of Force Majeure, then either party may terminate this Agreement immediately at the end of that period of 60 days by giving a written notice to the other party to that effect, which termination shall take effect on the date of delivery of such notice or later on as specified in such notice.

9.	FINAL PROVISIONS

9.1	The provisions of this Agreement shall, except as otherwise provided herein, enure to the benefit of and be binding upon the parties hereto and their respective, executors, administrators, successors and assigns and each and every person so bound shall make, execute and deliver all documents necessary to carry out this Agreement.

9.2	This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and the transactions herein contemplated and replaces all previous agreements and understandings, if any, between the parties with respect to the subject matter hereof and the transaction contemplated herein.

9.3	Any notice to be given under this Agreement shall be in writing and delivered, faxed or mailed by prepaid registered mail addressed to the party to whom it is to be given at the address hereinabove mentioned and such notice shall be deemed to have been given on the day of delivery or on the day it is faxed or on the seventh (7) business day after mailing as aforesaid, as the case may be. Notice of change of address may be given by any party in the same manner.

9.4	This Agreement may be executed in one or more counterparts each of which when so executed shall be deemed to be an original and such counterparts together shall constitute but one of the same instrument.

9.5	If any provision of this Agreement shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.

9.6	Except as provided therein, the failure on the part of one party, in any one or more instances, to insist upon the keeping, performance or observance of any of the terms, conditions or provisions of this Agreement, or to exercise any right or privilege herein conferred, shall not be construed as relinquishment of that party’s right to require the future keeping, performance or observance of any such terms, conditions or provisions.

IN WITNESS WHEREOF, each party to this agreement has caused it to be executed on the date indicated above.

BIOMARKER LLC	ATOSSA GENETICS, INC.

/s/ Andras Koser	/s/ Steven C. Quay
Authorized Signature	Authorized Signature

Andras Koser, MD, MBA, FHM, CPI	Steven C Quay, MD, PhD, CEO & President

Supply Agreement	Page 5 of 7

Appendix 1

Products

Name	Size	Art. No.		
AdnaTest ColonCancerSelect	12 selections	T-1-504		
AdnaTest ColonCancerDetect	12 detections	T-1-505		
AdnaTest BreastCancerSelect	12 selections	T-1-508		
AdnaTest BreastCancerDetect	12 detections	T-1-509		
AdnaTest ProstateCancerSelect	12 selections	T-1-520		
AdnaTest ProstateCancerDetect	12 detections	T-1-521		
AdnaTest ER/PR-Detect	12 detections	T-1-532		
AdnaTest EMT-1/Stem Cell Select + Detect	12 selections	T-1-533	**NEW** product: see more information	Select Detect
AdnaCollect	12 systems	T-1-600		
AdnaMag-L	1 magnet stand	T-1-700

Two magnets available as well as AdnaTest Ovarian and AdnaTest Melanoma

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Appendix 2

Quantity per Order (Price per kit USD)
Product (12 tests per kit)	Art. No.	0-5	6-10	11-15	16-25
AdnaTest Colon Cancer Select	T-1-504	[****]	[****]	[****]	[****]
AdnaTest Colon Cancer Detect	T-1-505	[****]	[****]	[****]	[****]
AdnaTest Breast Cancer Select	T-1-508	[****]	[****]	[****]	[****]
AdnaTest Breast Cancer Detect	T-1-509	[****]	[****]	[****]	[****]
AdnaTest Prostate Cancer Select	T-1-520	[****]	[****]	[****]	[****]
AdnaTest Prostate Cancer Detect	T-1-521	[****]	[****]	[****]	[****]
AdnaTest ER/PR Detect	T-1-532	[****]	[****]	[****]	[****]
AdnaTest EMT-1/Stem Cell Select + Detect	T-1-533	[****]	[****]	[****]	[****]
AdnaCollect (12 tubes)	T-1-600	[****]	[****]	[****]	[****]
AdnaMag-L	T-1-700	[****]	[****]	[****]	[****]

Supply Agreement	Page 7 of 7